UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2005

                               eMagin Corporation


             (Exact name of registrant as specified in its charter)



       Delaware                      000-24757                   56-1764501
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                2070 Route 52, Hopewell Junction, New York 12533
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (845)-838-7900

                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

We are filing this Amendment No. 1 to our Current Report which we filed on April 1, 2005 in order to clarify that the Company and its independent registered public accounting firm determined that the Company should take action to prevent future reliance on previously issued financial statements for its Quarterly Report on Form 10-QSB for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 pursuant to Item 4.02(b) of Form 8-K. In addition, we are filing a letter from our independent registered public accounting firm as
Exhibit 99.2 in accordance with the requirements of Item 4.02(c) of Form 8-K.


ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the audit of the Company's annual report on Form 10-KSB for the year ended December 31, 2004, on March 28, 2005 the Company was advised by its independent registered public accounting firm that the conversion of the debt to equity during the first quarter should be classified as a debt transaction and therefore an expense should have been recorded in connection with the conversion. As a result, the Company is required to record non-cash interest expenses consisting of a debt discount of ($1,598,335) as well as the write-off of unamortized financing expense of ($74,637) during the fiscal quarter ended March 31, 2004. Accordingly, the Company and its independent registered public accounting firm determined that the Company should take action to prevent future reliance on previously issued financial statements for its Quarterly Reports on Form 10-QSB for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 pursuant to Item 4.02(b) of Form 8-K. The financial statements for the three months ended March 31, 2004, six months ended June 30, 2004 and nine months ended September 30, 2004 should no longer be relied upon.

As a result, for the three months ended March 31, 2004, the Company's net interest expense should have been reported as ($5,076,082) and its net loss should have been ($6,605,944), for the six months ended June 30, 2004, the Company's net interest expense should have been reported as ($5,068,069) and its net loss should have been ($8,004,666), and for the nine months ended September 30, 2004, the Company's net interest expense should have been reported as ($5,042,062) and its net loss should have been ($9,759,565). In addition, for the three months ended March 31, 2004, the Company's basic and diluted loss per common share should have been reported as ($0.13), for the six months ended June 30, 2004, the Company's basic and diluted loss per common share should have been reported as ($0.14) and for the nine months ended September 30, 2004, the Company's basic and diluted loss per common share should have been reported as ($0.16).

On March 25, 2005, the Company previously reported on Form 8-K the change in accounting treatment for the re-pricing of certain warrants during the fiscal quarter ended September 30, 2004, in which $594,568 originally treated as an expense was reclassified as an equity transaction.



                                            Three months ended          Six months ended           Nine months ended
                                              March 31, 2004              June 30, 2004            September 30, 2004
                                           --------------------         ------------------         ------------------
Unaudited Statement of Operations Data    Restated      As Filed      Restated       As Filed     Restated       As Filed
                                        ------------ -------------  -------------  ------------ -------------  -----------
Other Income (expense)                  ($5,076,082) ($ 3,403,110)  ($ 5,068,069)  ($3,395,098) ($5,042,062)   ($3,963,659)
Net loss                                ($6,605,944) ($ 4,932,972)  ($ 8,004,666)  ($6,331,694) ($9,759,565)   ($8,681,161)
Basic and diluted loss
  per common share                           ($0.13)       ($0.09)        ($0.14)       ($0.11)      ($0.16)        ($0.14)






                                            Three months ended          Six months ended           Nine months ended
                                              March 31, 2004              June 30, 2004            September 30, 2004
                                           --------------------         ------------------         ------------------
Unaudited Balance Sheet Data             Restated      As Filed       Restated       As Filed     Restated      As Filed
                                        ------------ -------------  -------------  ------------ -------------  -----------
Common stock                                 63,044        63,044        63,971        63,971        66,258        66,258
Additional paid-in-capital              149,375,720   147,702,748   150,732,560   149,059,588   152,715,263   151,636,859
Deferred compensation                        (3,460)       (3,460)            -             -             -             -
Accumulated deficit                    (142,926,522) (141,253,550) (144,325,244) (142,652,272) (146,080,143) (145,001,739)
Total shareholders' equity                6,508,782     6,508,782     6,471,287     6,471,287     6,701,378     6,701,378


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


Complete Description

The foregoing description of the revised condensed financial data is not a complete summary. You are urged to read the complete documents on Form 10-QSB/A for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, copies of which are being filed concurrently with the filing of this Current Report on Form 8-K/A and which can be found on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

Item 8.01 Other Events


In addition to the foregoing, on March 14, 2005 the Company provided preliminary un-audited results for the quarter and year ended December 31, 2004 and updated those results in the Form 8-K filed by the Company on March 25, 2005, where for the same reasons stated above $1,040,813 originally reported as an non-cash interest expense related to warrant re-pricing during the fourth quarter was reclassified as an equity transaction. The preliminary results as reported on March 14, 2005 for the three months and twelve months ended December 31, 2004 were a net loss of ($3,991,986) and ($12,673,143), respectively, and a loss per share of ($0.05) and ($0.20) per share. Reflecting the changes mentioned above increases interest expense $1,672,972 for the twelve months as a result of the first quarter reclassification and decreases interest expense $594,568 and $1,040,813 as a result of the third and fourth quarter reclassifications. The net change for the twelve month period from the initial preliminary report is an increase in interest expense and net loss of $37,595. Loss per share is unchanged from the initial report. The updated preliminary results are reflected in the table below.


                                                      Three months ended               Twelve months ended
                                                      December 31, 2004                 December 31, 2004

                                                                    Initially                        Initially
Unaudited Statement of Operations Data             Restated         Reported         Restated         Reported
----------------------------------------------- --------------- ---------------- ---------------- ----------------
Net loss                                         ($ 2,951,173)    ($ 3,991,986)   ($12,710,738)     ($12,673,143)
Basic and diluted loss per common share               ($ 0.04)          ($0.05)         ($0.20)           ($0.20)








Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits


Exhibit Number                    Description
--------------------------------------------------------------------------------

99.1 Press Release of eMagin Corporation dated as of March 31, 2005 (incorporated by reference to the Company's Form 8-K filed on April 1, 2005).

99.2      Letter from Eisner LLP dated as of April 11, 2005.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation






Date: April 11, 2005                       /s/ Gary W. Jones
                                           ------------------
                                           Gary W. Jones
                                           President and Chief Executive Officer

EXHIBIT 99.2